EXHIBIT 32


                       CERTIFICATION PURSUANT TO 18 U.S.C.
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     The undersigned executive officers of Tri County Financial Corporation (the "Registrant") hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                            By: /s/ Michael L. Middleton
                                                --------------------------------
                                                 Name:  Michael L. Middleton
                                                 Title: President and Chief
                                                        Executive Officer



                                            By: /s/ William J. Pasenelli
                                                --------------------------------
                                                 Name:  William J. Pasenelli
                                                 Title: Vice President and
                                                        Chief Financial Officer

Date: March 22, 2004